Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Balanced Portfolio, Bond Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, Growth and Income Portfolio, Health Sciences Portfolio, International Portfolio, 21st Century Growth Portfolio, Money Market Portfolio, a series of Scudder Variable Series I, on Form
     N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                              /s/Julian Sluyters

                                             Julian Sluyters
                                             Chief Executive Officer
                                             Balanced Portfolio, Bond
                                             Portfolio, Capital Growth
                                             Portfolio, Growth and Income
                                             Portfolio, Global Discovery
                                             Portfolio, Health Sciences
                                             Portfolio, International
                                             Portfolio, 21st Century Growth
                                             Portfolio, Money Market
                                             Portfolio, a series of Scudder
                                             Variable Series I

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Balanced Portfolio, Bond Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, Growth and Income Portfolio, Health Sciences Portfolio, International Portfolio, 21st Century Growth Portfolio, Money Market Portfolio, a series of Scudder Variable Series I, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                              /s/Charles A. Rizzo

                                             Charles A. Rizzo
                                             Chief Financial Officer
                                             Balanced Portfolio, Bond
                                             Portfolio, Capital Growth
                                             Portfolio, Growth and Income
                                             Portfolio, Global Discovery
                                             Portfolio, Health Sciences
                                             Portfolio, International
                                             Portfolio, 21st Century Growth
                                             Portfolio, Money Market
                                             Portfolio, a series of Scudder
                                             Variable Series I